                                  EXHIBIT 99.1

                            PANVERA ACQUIRED BUSINESS

FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2002

REPORT OF INDEPENDENT ACCOUNTANTS

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of Invitrogen Corporation:

In our opinion, the accompanying balance sheet and the related statements of income and comprehensive income and of cash flows present fairly, in all material respects, the financial position of PanVera Acquired Business at December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Business' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The Business was historically an integrated business of PanVera LLC, a wholly owned subsidiary of Vertex Pharmaceuticals, Inc. Consequently, as indicated in
Note 1, these financial statements have been derived from the consolidated financial statements and accounting records of PanVera LLC and reflect significant assumptions and allocations. Moreover, as indicated in Note 1, the Business relies on PanVera LLC and Vertex Pharmaceuticals, Inc. for certain administrative, management and other services. Accordingly, these financial statements do not necessarily reflect the financial position, results of operations, and cash flows of the Business had it been a separate, stand-alone entity during the period presented.

/s/ PricewaterhouseCoopers LLP
San Diego, California

June 4, 2003

                            PANVERA ACQUIRED BUSINESS
                                  BALANCE SHEET
                                DECEMBER 31, 2002
                                 (IN THOUSANDS)



                                     ASSETS

Current assets:
  Short-term investments.......................................      $   341
  Accounts receivable, net of allowance for doubtful
   accounts of $22.............................................        2,311
  Inventories..................................................        1,584
  Deferred income tax assets, net..............................          372
  Prepaid expenses and other current assets....................          408
                                                                     -------
    Total current assets.......................................        5,016
Property and equipment, net....................................        8,608
Intangible assets, net.........................................          156
Long-term investments..........................................        7,570
Other assets...................................................          320
                                                                     -------
    Total assets...............................................      $21,670
                                                                     =======

                      LIABILITIES AND BUSINESS UNIT EQUITY

Current liabilities:
  Current portion of long-term debt............................       $  230
  Accounts payable.............................................          671
  Accrued expenses.............................................        1,397
  Deferred revenue.............................................        2,235
                                                                     -------
    Total current liabilities..................................        4,533
Long-term debt, less current portion...........................        5,845
                                                                     -------
    Total liabilities..........................................       10,378
                                                                     -------
Commitments (Note 7)
Business unit equity:
  Accumulated other comprehensive income.......................           45
  Other business unit equity...................................       11,247
                                                                     -------
    Total business unit equity.................................       11,292
                                                                     -------
    Total liabilities and business unit equity.................      $21,670
                                                                     =======



              See accompanying notes to the financial statements.

                            PANVERA ACQUIRED BUSINESS
                  STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

Licensing, grant and royalty revenue..................    $ 22,667
Related party licensing revenue.......................       1,060
Product revenue.......................................      13,745
Service revenue.......................................       3,974
                                                          --------
   Total revenue......................................      41,446
                                                          --------
Cost of revenue:
  Cost of licensing, grant and royalty revenue........       1,579
  Cost of related party licensing and royalty revenue.          16
  Cost of product revenue.............................       3,520
  Cost of service revenue.............................       1,769
                                                          --------
     Total cost of revenue............................       6,884
                                                          --------
   Gross margin.......................................      34,562
                                                          --------
Operating Expenses:
  Selling, general and administrative.................       9,457
  Research and development............................       5,275
                                                          --------
     Total operating expenses.........................      14,732
                                                          --------
       Income from operations.........................      19,830
                                                          --------
 Other expense:
  Interest expense....................................        (184)
  Impairment charges on short-term investments........        (665)
                                                          --------
     Total other expense..............................        (849)
                                                          --------
Income before provision for income taxes..............      18,981
Provision for income taxes............................      (7,341)
                                                          --------

Net income............................................      11,640
 Other comprehensive income, net of tax:
  Unrealized gains on short-term investments..........          54
                                                          --------

Comprehensive income..................................    $ 11,694
                                                          ========


              See accompanying notes to the financial statements.

                            PANVERA ACQUIRED BUSINESS
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                 (IN THOUSANDS)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income........................................................   $    11,640
   Adjustments to reconcile net income to net cash provided by operating activities:
     Depreciation and amortization...................................           502
     Deferred income taxes...........................................          (205)
     Non-cash impairment charges on investments......................           665
     Loss on disposal of assets......................................            39
     Changes in operating assets and liabilities:
      Trade accounts receivable......................................         2,285
      Inventories....................................................          (480)
      Prepaid expenses and other current assets......................           256
      Accounts payable...............................................           108
      Accrued expenses...............................................          (554)
      Deferred revenue...............................................       (12,097)
                                                                        -----------
       Net cash provided by operating activities.....................         2,159
                                                                        -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment...............................        (2,094)
   Payments for intangible assets....................................           (63)
                                                                        -----------
       Net cash used in investing activities.........................        (2,157)
                                                                        -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal payments on long-term obligations.......................          (499)
   Net funding provided by parent company............................           497
                                                                        -----------
       Net cash used in financing activities.........................            (2)
                                                                        -----------
       Net change in cash and cash equivalents.......................             -
   Cash and cash equivalents, beginning of period....................             -
                                                                        -----------
   Cash and cash equivalents, end of period..........................   $         -
                                                                        ===========

SUPPLEMENTAL CASH FLOW INFORMATION:
   Cash paid for interest............................................   $       114
                                                                        ===========


              See accompanying notes to the financial statements.

                          NOTES TO FINANCIAL STATEMENTS

1. ASSET ACQUISITION AND BASIS OF PRESENTATION

On March 28, 2003, Invitrogen Corporation ("Invitrogen") acquired from Vertex Pharmaceuticals, Inc. ("Vertex") certain assets and liabilities of PanVera LLC ("PanVera"), a wholly owned subsidiary of Vertex, for $94.8 million in cash. The products and rights acquired include biochemical and cellular assay capabilities and PanVera's commercial portfolio of proprietary reagents, probes and proteins (the "PanVera Acquired Business").

The PanVera Acquired Business is a supplier of products and services that are designed to accelerate the discovery of new medicines by the pharmaceutical and biopharmaceutical industries. The PanVera Acquired Business' primary location is in Madison, Wisconsin.

The accompanying financial statements as of and for the year ended December 31, 2002, have been prepared, on a carve out basis, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in Invitrogen's Current Report on Form 8-K.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and are intended to present the financial position and results of operations of the PanVera Acquired Business as though it had been an independent company. The statements of income and comprehensive income and of cash flows include only the revenue and costs associated with the operations of the PanVera Acquired Business. The results of operations include direct charges for expenses and indirect charges for other common expenses and corporate expenses. Common expenses include, but are not limited to, shared function services, such as human resources, financial services and legal services. These common expenses are charged to the business unit based on practical and reasonable methods, which include relative revenue or headcount of the PanVera Acquired Business. However, these financial statements are not necessarily indicative of the results of operation that would have occurred if the PanVera Acquired Business had been an independent company.

The PanVera Acquired Business does not maintain separate cash balances; rather cash was managed on a centralized basis by PanVera LLC. Receipts and disbursements were settled through business unit equity. A statement of business unit equity has not been provided as the only changes in business unit equity are as follows:

(in thousands)
Business unit deficit at December 31, 2001......      $    (899)
Net funding from parent company.................            497
Unrealized gain on investments, net of tax......             54
Net income......................................         11,640
                                                      ---------
  Business unit equity at December 31, 2002.....      $  11,292
                                                      =========


2. ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reported period. Significant estimates in these financial statements include useful lives for depreciation and amortization, inventory valuation, collectibility of accounts receivable and the estimated fair value of equity instruments and whether any decline in such fair value is other-than-temporary. Actual results could differ from those estimates.

Segment and Geographic Information

The PanVera Acquired Business operates in one segment. Revenues from customers located in the United States totaled $38.3 million and revenues from customers in foreign countries totaled $3.1 million for the year ended December 31, 2002. Revenues for the year ended December 31, 2002, from unrelated customers in any individual country outside of the United States were not material.

Short-Term Investments

At December 31, 2002, short-term investments were classified as available-for-sale and consisted of publicly traded equity securities. These securities are stated at fair value in the accompanying Balance Sheet with unrealized gains and losses, net of the related tax effect, included as a component of accumulated other comprehensive income until realized. The fair value of these securities is based on quoted market prices. Realized gains and losses are determined on the specific identification method and are included in interest income. Gross unrealized gains at December 31, 2002, were $45,000, net of taxes of $30,000. If a decline in the fair value is considered other-than-temporary, based on available evidence, the decline in fair value is recorded as a charge to income. For the year ended December 31, 2002, the PanVera Acquired Business recorded $665,000 in charges to write down certain marketable securities because the decline in value was considered other-than-temporary.

Concentration of Risk

Revenue has been generated from a limited number of customers in the biotechnology and pharmaceuticals industries primarily in the US. For the year ended December 31, 2002, revenue transactions with Merck & Co., Inc., and Pfizer, Inc., accounted for 25% and 17% of total revenue, respectively. The loss of such customers could have a material adverse impact on future revenues. No single customer accounted for more than 10% of the PanVera Acquired Business accounts receivable balance at December 31, 2002.

Accounts receivable include an unbilled amount for $200,000 at December 31, 2002. Unbilled receivables represent amounts due from customers that will be billed at future dates in accordance with contract terms. The unbilled receivable at December 31, 2002, is expected to be billed and collected within one year.

Inventories

Inventories are stated at lower of cost, determined by the average cost method, or market.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the lesser of the lease terms or the estimated useful lives of the related assets, generally three to seven years for furniture and equipment, and forty years for buildings. Major additions and betterments are capitalized; maintenance and repairs, which do not improve or extend the life of the respective assets, are charged to operations.

Intangible Assets

Intangible assets are recorded at cost and are comprised of licenses. Amortization is provided using the straight-line method over the estimated useful lives of the related assets, generally five to fifteen years.

Long-Term Investments

Long-term investments at December 31, 2002 totaled $7.6 million and consisted of investments in equity securities of three privately held companies. These investments are recorded using the cost method of accounting for equity securities as the ownership interest is less than 20% and the management of the PanVera Acquired Business does not have the ability to exercise significant influence over the investees' operating activities. Impairment losses are recorded when the decline in fair value is considered other-than-temporary. As these companies are privately held, there is no quoted market price. Therefore, management considers information provided by the investees, including, but not limited to, subsequent financings to determine fair value. No such losses on long-term investments were recorded in 2002.

Impairment of Long-Lived Assets

Long-lived assets are assessed for potential impairment when there is evidence that events or changes in circumstances indicate that the carrying amount of an asset may not be recovered. An impairment loss would be recognized when an asset's fair value, determined based on undiscounted cash flows expected to be generated by the asset, is less than its carrying amount. The impairment loss would be measured as the amount by which the asset's carrying value exceeds its fair value, and would be recorded as a reduction in the carrying value of the related asset with a corresponding charge to income.

Revenue Recognition

The PanVera Acquired Business generates revenue through licensing, grant and royalty agreements as well as product sales, assay development and contract protein services.

     LICENSING REVENUE - Revenue from perpetual licenses is recognized when the license is issued, provided that there are no significant continuing obligations and the payment is non-refundable and non-creditable. Revenue from licenses where the PanVera Acquired Business has continuing obligations is recognized over the period of the license.

     GRANT REVENUE - Grant revenue is recognized as funds are earned based upon qualified expenses being incurred for activities specified under the grant. Agencies awarding the grants have the right to audit related accounting records. Audit adjustments, which have not been significant, are reconciled and adjusted for in the period they become known.

     ROYALTY REVENUE - Royalty revenue is recognized based upon the terms of the license agreements and sales information provided by the licensees.

     PRODUCT REVENUE - Revenue from sales of biotechnology products is recognized upon shipment, when the title to the product and associated risk of loss has passed to the customer, collectibility is reasonably assured and, if applicable, upon acceptance when acceptance criteria are specified.

     SERVICE REVENUE - Service revenues include assay development, contract protein services, and contracted product development. Service revenue is recognized as the services are performed.

     Certain contracts contain obligations to sell technology licenses in addition to providing assay development services. Each of these separable elements may be individually delivered and is not considered essential to the functionality of the others. The PanVera Acquired Business allocates revenue under such contracts to each of the separable elements based on the relative fair value of each element, which under most of the agreements approximates the stated price in the contract.

Research and Development

Research and development costs are expensed as incurred.

Advertising

Advertising costs are expensed as incurred. During the year ended December 31, 2002 advertising expenses totaled $440,000.

Stock-Based Compensation

In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation, Transition and Disclosure" ("SFAS 148"). SFAS 148 amends SFAS No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"), to provide alternative methods of transition for a voluntary change to the fair-value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results. The transition and annual disclosure requirements of SFAS 148 are effective for the fiscal year ending December 31, 2002. The PanVera Acquired Business has adopted SFAS 148 as required for the fiscal year ending December 31, 2002. In accordance with SFAS 148, the PanVera Acquired Business has adopted the disclosure-only provisions of SFAS 123 and applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations in accounting for all awards granted to employees. Under APB 25, provided other criteria are met, when the exercise price of options granted to employees under these plans equals the market price of the common stock on the date of grant, no compensation cost is required. When the exercise price of options granted to employees under these plans is less than the market price of the common stock on the date of grant, compensation costs are expensed over the vesting period. Subsequent changes to option terms can also give rise to compensation.

At December 31, 2002, Vertex had three stock-based employee compensation plans, under which employees of the PanVera Acquired Business received stock options. No stock-based employee compensation cost is reflected in net income, as all options granted under the plans had an exercise price equal to the market value of the underlying common stock on the date of grant. Employees of the PanVera Acquired Business also received purchase rights to purchase stock under two employee stock purchase plans administered by Vertex, one of which was terminated in the second quarter of 2002 following a semi-annual purchase.

The following table illustrates the effect on net income as if the fair value recognition provisions of SFAS 123 were applied for the year ended December 31, 2002:

(in thousands)
Net income, as reported.....................      $  11,640
Deduct: Total stock-based employee
 compensation expense determined under the
 fair value based method for all awards,
 net of tax.................................         (1,143)
                                                  ---------
  Pro forma net income......................      $  10,497
                                                  =========

The fair value of each option granted during 2002 was estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

Expected life (in years)....................           5.50
Expected volatility.........................          75.00%
Risk free interest rate.....................           4.18%
Dividend yield..............................              -


The fair value of each purchase right granted during 2002 was $6.04 and was estimated at the beginning of the withholding period using the Black-Scholes option pricing model with the following weighted average assumptions:

Expected life (in years)....................            .50
Expected volatility.........................          75.00%
Risk free interest rate.....................           1.53%
Dividend yield..............................              -

Income Taxes

The PanVera Acquired Business was a portion of PanVera which is a wholly owned subsidiary of Vertex. Therefore the PanVera Acquired Business is not a separate legal entity. The tax provision has been prepared on a separate return basis for the PanVera Acquired Business. Deferred tax assets and liabilities are recognized based on the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the difference is expected to reverse. Valuation allowances against deferred tax assets are provided when, in the opinion of management, it is more likely than not that such assets will not be realized.

New Accounting Pronouncements

In November 2002, the Emerging Issues Task Force reached a consensus on Issue No. 00-21 ("EITF 00-21"), "Revenue Arrangements with Multiple Deliverables." EITF 00-21 provides guidance on how to account for arrangements that involve the delivery or performance of multiple products, services and/or rights to use assets. The provisions of EITF 00-21 will apply to revenue arrangements entered into in fiscal periods beginning after June 15, 2003. Management does not believe that the adoption of EITF 00-21 will have a material effect on the financial position and results of operations of the PanVera Acquired Business.

In June 2001, the Financial Accounting Standards Board (FASB") issued SFAS No. 143, "Accounting for Asset Retirement Obligations." SFAS No. 143 addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and/or the normal operation of a long-lived asset. The PanVera Acquired Business is required to adopt SFAS No. 143 as of January 1, 2003. Management has not yet determined the financial impact of the adoption of SFAS No. 143 on its financial position or results of operations.

3. INVENTORIES

Inventories consist of the following at December 31, 2002:

(in thousands)
Raw materials...............................      $     200
Work in process.............................          1,033
Finished goods..............................            351
                                                  ---------
                                                  $   1,584
                                                  =========

4.PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consists of the following at December 31, 2002:

(in thousands)
Building....................................      $   6,134
Furniture and equipment.....................          3,088
Land improvements...........................            444
Construction in progress....................             63
                                                  ---------
  Total property and equipment, gross.......          9,729
Less accumulated depreciation and
 amortization...............................         (1,121)
                                                  ---------
                                                  $   8,608
                                                  =========

Depreciation expense for the year ended December 31, 2002 was $465,000.

5. ACCRUED EXPENSES

Accrued expenses and other current liabilities consist of the following at December 31, 2002:

(in thousands)
Payroll and benefits........................      $     613
Royalties...................................            550
Other.......................................            234
                                                  ---------
                                                  $   1,397
                                                  =========


6. LONG-TERM DEBT

In October 1998, the City of Madison, Wisconsin issued $6.3 million of Variable Rate Demand Industrial Revenue Bonds, Series 1998 and then loaned the proceeds to the PanVera Acquired Business, which utilized the proceeds to finance the construction of a new laboratory, production and office facility in Madison, Wisconsin. The PanVera Acquired Business began occupying the facility in June 2001. Terms of the loan agreement between the PanVera Acquired Business and the City of Madison are subject to the terms of the bonds. The loan bears interest payable monthly at a rate that is the lesser of a variable rate based upon the prevailing market conditions required to resell the bonds at par value, or 12%. Variable rate adjustments are made at specified periodic determination dates. The interest rate on the bonds may be converted to a fixed rate at the option of the PanVera Acquired Business. At December 31, 2002, the variable rate of interest was 1.8%. Interest incurred during the year ended December 31, 2002 was $106,000. Principal payments are due in annual installments beginning in October 2002 through October 2018. In October 2002 a payment of $225,000 was made; the remaining balance at December 31, 2002 was $6.1 million. The loan agreement is supported by an irrevocable letter of credit.

The PanVera Acquired Business incurred $209,000 in debt issuance costs which have been deferred and included in other assets in the Balance Sheet and amortized over the term of the loan. The unamortized balance at December 31, 2002 was $165,000, and amortization expense, included in interest expense in the Statement of Income and Comprehensive Income, totaled $10,000 for the year ended December 31, 2002.

At December 31, 2002, loan obligations were due as follows:

(in thousands)
Years Ending December 31,
2003...............................      $     230
2004...............................            240
2005...............................            245
2006...............................            255
2007...............................            260
Thereafter.........................          4,845
                                         ---------
                                         $   6,075
                                         =========

In May 2003, the remaining principal balance and accrued interest were paid in full.

7. COMMITMENTS

Letter of Credit

The PanVera Acquired Business had an irrevocable letter of credit outstanding at December 31, 2002, for $6.2 million to support the payment of the loan agreement with the City of Madison. The letter of credit is secured by a General Business Security Agreement, subject to certain financial covenants. This letter of credit was terminated in May 2003 upon full repayment of the loan from the City of Madison.

Operating Leases

The PanVera Acquired Business leases land and equipment under non-cancelable operating leases. The leases have terms through the year 2048. At December 31, 2002, future minimum commitments under operating leases with non-cancelable terms of more than one year are as follows:

(in thousands)
Years Ending December 31,
2003...............................      $     574
2004...............................            502
2005...............................            343
2006...............................            235
2007...............................            145
Thereafter.........................          5,959
                                         ---------
                                         $   7,758
                                         =========


Rent expense is recognized on a straight-line basis and totaled $615,000 for the year ended December 31, 2002. The equipment under leases at December 31, 2002, with future minimum commitments totaling $1.1 million was subsequently purchased by Invitrogen from the lessors in March 2003.

Royalties

Certain products are sold under license agreements that require the PanVera Acquired Business to pay royalties to the licensor based upon a percentage of the sales of products containing licensed materials or technology. The aggregate amount of royalty expense included in cost of revenue for the year ended December 31, 2002, totaled $1.6 million.

8. INCOME TAXES

The difference between the U.S federal statutory tax rate and the PanVera Acquired Business effective tax rate is as follows for the year ended December 31, 2002:

 Federal statutory rate ..................             35.0%
 State income tax, net of federal benefit.              5.1%
 Non-deductible expenses..................              0.2%
 Research and development credit..........             (1.6)%
                                                       ----
    Effective income tax rate.............             38.7%
                                                       ====


The income tax provision consists of the following for the year ended December 31, 2002:

(in thousands)
Current:
 Federal ..........................      $   6,180
 State.............................          1,366
                                         ---------
    Total current provision........          7,546
                                         ---------
Deferred:
 Federal ..........................           (165)
 State.............................            (40)
                                         ---------
    Total deferred provision.......           (205)
                                         ---------
      Total provision..............      $   7,341
                                         =========

Significant components of the deferred tax assets consist of the following at December 31, 2002:

(in thousands)
Deferred tax assets:
 Accrued royalties.................      $     221
 Other accruals and reserves.......            181
                                         ---------
    Total deferred tax assets......            402
                                         ---------
Deferred tax liability:
 Unrealized gain on investments....            (30)
                                         ---------
    Net deferred tax assets........      $     372
                                         =========

9. RELATED PARTY TRANSACTIONS

Product revenue and cost of revenue includes $235,000 and $66,000, respectively, related to sales for the year ended December 31, 2002, to PanVera's parent company, Vertex. Direct charges for expenses and indirect charges for other common expenses and corporate expenses from Vertex totaled $592,000 for the year ended December 31, 2002.

In connection with the sale of assets to Invitrogen, Vertex has agreed with Invitrogen that Vertex may use in their drug discovery activities, but will not engage, for a term of five years, in the business of providing reagents, probes or assay development services. Vertex has also agreed to purchase a minimum of $3.0 million of the PanVera Acquired Business products annually from Invitrogen for three years after the completion of the sale on March 28, 2003.

The PanVera Acquired Business assets include a long-term investment in Affinium Pharmaceuticals, Inc. ("Affinium"), of $4.1 million at December 31, 2002, that was obtained in connection with a collaboration agreement entered into with Affinium in May 2001. The investment is accounted for using the cost method and is included in long-term investments on the Balance Sheet. As part of this multi-element collaboration agreement, Affinium agreed to pay the PanVera Acquired Business $7.5 million in license fee installments over a four-year period from the date of the agreement. As of March 28, 2003, three installment payments totaling $5.3 million remained payable by Affinium. Total revenue recognized from this agreement for the year ended December 31, 2002, was $1.1 million. In connection with Invitrogen's acquisition of the PanVera Acquired Business on March 28, 2003, Vertex guaranteed to Invitrogen the payment of the $5.3 million due from Affinium related to the license fee.



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